LORD ABBETT SERIES FUND

Fundamental Equity Portfolio

Supplement dated July 3, 2014 to the

Prospectus dated May 1, 2014

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 7 of the prospectus:

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since
Sean J. Aurigemma, Portfolio Manager	2010

The following replaces the second paragraph under “Management and Organization of the Fund – Portfolio Managers” on page 12 of the prospectus:

Sean J. Aurigemma, Portfolio Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Aurigemma joined Lord Abbett in 2007 and has been a member of the team since 2010.

Please retain this document for your future reference.